Fifth Third Bank | All Rights Reserved
3Q09 Credit Trends
October 22, 2009
Please refer to earnings release dated October 22, 2009
for full results including those reported on a U.S. GAAP basis
Exhibit 99.3

Fifth Third Bank | All Rights Reserved
Total net charge-offs YTD 2009 were
$1.9B, much lower than the assumption
under the SCAP adverse scenario
Loan losses are not expected to approach
the losses assumed under the SCAP
adverse scenario
Through four of eight quarters, we
currently expect to have incurred
approximately 28% of total assumed
losses under the adverse scenario
$1.9
2009 YTD
FITB SCAP Adverse Scenario
Net charge-offs ($B)
$9.1
Net loan losses vs. SCAP adverse scenario
2009 FY

Fifth Third Bank | All Rights Reserved
Credit by portfolio*
C&I
33%
Home equity
11%
Card
6%
Commercial
construction
17%
Commercial
mortgage
16%
Residential
mortgage
12%
Auto
4%
Other
consumer
1%
Net charge-offs by loan type Net charge-offs by geography
* NPAs exclude loans held-for-sale.
MI
20%
FL
25%
KY
5%
NC
1%
IN
5%
OH
16%
IL
10%
TN
1%
Other / National
17%
($ in millions) C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card
Other
consumer Total consumer
Total loans &
leases
Loan balances $26,175 $12,105 $4,147 $3,584 $46,011 $8,229 $12,377 $8,972 $1,973 $857 $32,408 $78,419
% of total 33% 15% 5% 5% 59% 10% 16% 11% 3% 1% 41%
NPAs $790 $968 $751 $51 $2,560 $484 $72 $23 $80 $1 $660 $3,220
NPA ratio 3.02% 8.00% 18.11% 1.43% 5.56% 5.89% 0.58% 0.25% 4.07% 0.10% 2.04% 4.09%
Net charge-offs $256 $118 $126 $0 $500 $92 $80 $34 $45 $5 $256 $756
Net charge-off ratio 3.70% 3.82% 11.56% -0.04% 4.17% 4.38% 2.54% 1.52% 9.08% 2.62% 3.13% 3.75%

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Portfolio performance drivers
Performance Largely Driven By No Participation In
Discontinued or Suspended Lending
* Residential construction-related consumer mortgages intended to be held in portfolio until permanent financing complete. Jumbo mortgage originations currently being held due to market conditions.
Geography
• Florida and Michigan most stressed
• Remaining Midwest and Southeast performance
reflect economic trends
Products
• Homebuilder/developer charge-offs $108 million in
3Q09
– Total charge-off ratio 3.7% (3.3% ex-HBs)
– Commercial charge-off ratio 4.2% (3.4% ex-
HBs)
• Brokered home equity charge-offs 6.0% in 3Q09
– Direct home equity portfolio 1.9%
3Q09 NCO Ratios Coml Cons Total
FL/MI 6.6% 5.6% 6.1%
Other 3.3% 2.2% 2.9%
• Subprime
• Option ARMs
Discontinued in 2007
• Brokered home equity ($2.0B)
Suspended in 2008
• Homebuilder/residential development ($1.8B)
• Other non-owner occupied commercial RE
excluding homebuilder/developer ($8.2B)
Saleability
• All mortgages originated for intended sale*
Total 4.2% 3.1% 3.7%

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Non-performing assets and net charge-offs:
Product view*
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Total NPAs
Total NCOs
0
200
400
600
800
1,000
3Q08 4Q08 1Q09 2Q09 3Q09
C&I/Lease Auto/Other CRE Res RE
0
500
1,000
1,500
2,000
2,500
3,000
3,500
3Q08 4Q08 1Q09 2Q09 3Q09
C&I/Lease Auto/Other CRE Res RE

Fifth Third Bank | All Rights Reserved
-
500
1,000
1,500
2,000
2,500
3,000
3,500
3Q08 4Q08 1Q09 2Q09 3Q09
Other SE National Other MW Michigan Florida
-
200
400
600
800
1,000
3Q08 4Q08 1Q09 2Q09 3Q09
Other SE National Other MW Michigan Florida
Total NPAs
Total NCOs
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
Non-performing assets and net charge-offs:
Geographic view*

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Nonperforming assets*
• Total NPAs of $3.2B
• Homebuilder/developer NPAs of $600M;
represent 19% of total NPAs
• Commercial NPAs of $2.6B; growth driven by
CRE, particularly in MI and FL
• Consumer NPAs of $660M; up 5% from the
previous quarter
16%
9%
16%
9%
5%
1%
12%
16%
16%
12%
17%
48%
1%
1%
7%
3%
4%
7%
21%
9%
10%
5%
2%
7%
7%
39%
17%
6%
10%
2%
9%
5%
31%
2%
18%
C&I^ (26%) CRE (54%) Residential (17%) Other Consumer (3%)
Residential
$556M
17%
C&I*
$841M
26%
Other
$104M
3%
CRE
$1.7B
54%
^ C&I includes commercial lease
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
* NPAs exclude loans held-for-sale.

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Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• 18% of 3Q09 losses on loans to auto dealers and companies in real estate related industries
– Loans to auto dealers of $1.2B, of which $0.8B are C&I
loans; YTD NCO ratio on C&I portion: 6.8%
– Loans to real estate related industries of $3.5B; YTD
NCO ratio of 3.8%
• Low exposure to FL (7% of loans, 7% of losses in 3Q09)
• Shared National Credit losses of $60 million in 3Q09 versus $17 million in 2Q09
OH
22%
IN
7%
Other
25%
NC
1%
TN
3%
IL
13%
KY
6%
FL
7%
MI
16%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
Auto Retailers
3%
Wholesale
Trade
7%
Other
36%
Real Estate
8%
Manufacturing
19%
Finance &
Insurance
15%
Auto
Manufacturing
2%
Construction
5%
Retail Trade
3%
Accomodation
2%
($ in millions) 3Q08 4Q08 1Q09 2Q09 3Q09
Balance $29,424 $29,197 $28,617 $28,409 $26,175
90+ days delinquent $108 $76 $131 $142 $256
as % of loans 0.37% 0.26% 0.46% 0.50% 0.98%
NPAs $557 $548 $675 $634 $790
as % of loans 1.89% 1.88% 2.36% 2.23% 3.02%
Net charge-offs $85 $151 $103 $177 $256
as % of loans 1.19% 5.03% 1.45% 2.53% 3.70%
C&I

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Commercial mortgage*
Accomodation
3%
Retail Trade
4%
Construction
10%
Auto
Manufacturing
0%
Finance &
Insurance
1%
Manufacturing
4%
Real Estate
52%
Other
21%
Wholesale
Trade
2%
Auto Retailers
3%
Loans by geography Credit trends
Loans by industry Comments
• Owner occupied YTD NCO ratio of 1.6%, other non-owner
occupied YTD NCO ratio of 6.1%
• In 4Q08 reduced concentrations in most stressed markets (FL and MI)
• Loans from FL/MI represented 55% of total losses in 3Q09, 39%
of total loans
OH
28%
IN
7%
NC
7%
IL
10%
KY
4%
TN
2%
Other
3%
FL
13%
MI
26%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 3Q08 4Q08 1Q09 2Q09 3Q09
Balance $13,355 $12,502 $12,560 $12,407 $12,105
90+ days delinquent $157 $136 $124 $131 $184
as % of loans 1.17% 1.09% 0.99% 1.06% 1.52%
NPAs $749 $502 $718 $791 $968
as % of loans 5.61% 4.02% 5.72% 6.37% 8.00%
Net charge-offs $94 $151 $77 $85 $118
as % of loans 2.82% 2.84% 2.50% 2.73% 3.82%
Commercial mortgage

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Commercial construction*
Accomodation
1%
Auto Retailers
1%
Finance &
insurance
3%
Construction
35%
Manufacturing
1%
Real estate
46%
Retail Trade
1%
Other
11%
Wholesale
Trade
1%
Loans by geography Credit trends
Loans by industry Comments
• Declining valuations in residential and land developments
• In 4Q08 reduced concentrations in most stressed markets
(Florida and Michigan)
• Continued stress expected through 2009
OH
29%
IN
7%
IL
9%
KY
3%
TN
4%
NC
8%
Other
6%
FL
19%
MI
15%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 3Q08 4Q08 1Q09 2Q09 3Q09
Balance $6,002 $5,114 $4,745 $4,491 $4,147
90+ days delinquent $84 $73 $49 $60 $168
as % of loans 1.40% 1.44% 1.02% 1.34% 4.04%
NPAs $659 $400 $597 $735 $751
as % of loans 10.98% 7.82% 12.59% 16.36% 18.11%
Net charge-offs $88 $151 $76 $79 $126
as % of loans 5.71% 10.00% 6.21% 6.76% 11.56%
Commercial construction

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Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Making no new loans to builder/developer sector
• Residential & land valuations under continued stress
• 4% of commercial loans; 2% of total loans
• Balance by product approximately 46% Construction,
41% Mortgage, 13% C&I
MI
19%
OH
25%
IN
6%
IL
5%
KY
3%
TN
5%
NC
16%
Other
3%
FL
18%
C&I
13%
Commercial
construction
46%
Commercial
mortgage
41%
* NPAs exclude loans held-for-sale. Net charge-offs exclude losses on loans sold or transferred to held-for-sale in 4Q08.
($ in millions) 3Q08 4Q08 1Q09 2Q09 3Q09
Balance $3,065 $2,481 $2,322 $2,102 $1,846
90+ days delinquent $105 $74 $37 $53 $79
as % of loans 3.41% 2.98% 1.59% 2.51% 4.29%
NPAs $702 $366 $554 $613 $600
as % of loans 22.89% 14.74% 23.87% 29.14% 32.51%
Net charge-offs $163 $128 $64 $76 $108
as % of loans 19.75% 19.71% 10.73% 14.06% 21.92%
Homebuilders/developers

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Residential mortgage
1 liens: 100% ; weighted average LTV: 78%
Weighted average origination FICO: 727
Origination FICO distribution:  <660 10%; 660-689 8%; 690-719
12%; 720-749 13%; 750+ 30%; Other ^ 27%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 26%; 70.1-80 41%; 80.1-90
11%; 90.1-95 5%; >95% 17%
Vintage distribution: 2009 3%; 2008 14%; 2007 17%; 2006 16%;
2005 26%; 2004 and prior 24%
% through broker: 13%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
29% FL concentration driving 66% of total losses
FL lots ($299M) running at 32% annualized loss rate (YTD)
Mortgage company originations targeting 95% salability
OH
23%
IN
5%
KY
4%
NC
6%
Other
9%
FL
29%
TN
2%
MI
14%
IL
8%
^ Includes acquired loans where FICO at origination is not available
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
($ in millions) 3Q08 4Q08 1Q09 2Q09 3Q09
Balance $9,351 $9,385 $8,875 $8,489 $8,229
90+ days delinquent $185 $198 $231 $242 $198
as % of loans 1.98% 2.11% 2.60% 2.85% 2.41%
NPAs $339 $397 $475 $475 $484
as % of loans 3.62% 4.23% 5.35% 5.59% 5.89%
Net charge-offs $77 $68 $75 $112 $92
as % of loans 3.16% 2.90% 3.27% 5.17% 4.38%
Residential mortgage
st

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Home equity
1 liens: 25%; 2 liens: 75%
Weighted average origination FICO: 757
Origination FICO distribution: <660 4%; 660-689 8%; 690-719 13%; 720-749
17%; 750+ 48%; Other 10%
Weighted average CLTV: 76% (1 liens 61%; 2 liens 82%) Origination
CLTV distribution: <=70 37%; 70.1-80 21%; 80.1-90 18%; 90.1-95 8%; >95
16%
Vintage distribution: 2009 4%; 2008 12%; 2007 12%; 2006 17%; 2005 16%;
2004 and prior 39%
% through broker channels: 16% WA FICO: 739 brokered, 760 direct; WA
CLTV: 90% brokered; 73% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 16% of portfolio concentration in broker product driving approximately 38% total loss
Portfolio experiencing increased loss severity (losses on 2 liens approximately 100%)
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
MI
21%
OH
32%
IN
9%
IL
12%
KY
9%
Other
1%
FL
9%
NC
5%
TN
2%
MI
21%
OH
25%
IN
10%
IL
11%
KY
7%
Other
20%
FL
3%
NC
1%
TN
2%
($ in millions) 3Q08 4Q08 1Q09 2Q09 3Q09
Balance $10,232 $10,439 $10,486 $10,386 $10,349
90+ days delinquent $41 $58 $61 $63 $66
as % of loans 0.40% 0.55% 0.59% 0.61% 0.64%
Net charge-offs $26 $27 $42 $49 $49
as % of loans 1.00% 1.04% 1.62% 1.91% 1.89%
Home equity - direct
($ in millions) 3Q08 4Q08 1Q09 2Q09 3Q09
Balance $2,368 $2,313 $2,225 $2,125 $2,028
90+ days delinquent $31 $37 $42 $34 $38
as % of loans 1.33% 1.58% 1.91% 1.58% 1.87%
Net charge-offs $30 $26 $30 $39 $30
as % of loans 5.05% 4.52% 5.46% 7.41% 5.96%
Home equity - brokered
st
st
nd
nd
nd

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Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Homebuilders, developers tied to
weakening real estate market
Increasing severity of loss due to
significant declines in valuations
Valuations; relatively small home
equity portfolio
21%
20%
10%
30%
12%
6%
1%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs
NCOs
29%
28%
27%
15%
1%
10%
20%
24%
32%
1%
2%
8%
3%
* NPAs exclude loans held-for-sale.
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 1.7         7% 135        17% 19          7%
Commercial mortgage 1.6         13% 265        27% 37          31%
Commercial construction 0.8         19% 245        33% 45          35%
Commercial lease 0.0         1% 2            5% -         0%
Commercial 4.1         9% 647        25% 101        20%
Mortgage 2.4         29% 261        54% 61          66%
Home equity 1.0         8% 8            11% 16          20%
Auto 0.5         5% 2            10% 4            12%
Credit card 0.1         6% 4            6% 6            13%
Other consumer 0.0         2% 0            25% 1            9%
Consumer 4.0         12% 275        42% 88          34%
Total 8.1         10% 922        29% 189        25%

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Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
Homebuilders, developers tied to
weak real estate market
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
33%
4%
7%
19%
1%
24%
9%
1% 2%
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs NCOs
7%
12%
3%
1%
40%
18%
6%
13%
25%
38%
18%
1%
4%
1%
9%
4%
* NPAs exclude loans held-for-sale.
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 4.3         16% 127        16% 62          24%
Commercial mortgage 3.1         26% 202        21% 28          24%
Commercial construction 0.6         15% 92          12% 19          15%
Commercial lease 0.2         7% 6            12% -         0%
Commercial 8.2         18% 427        17% 109        22%
Mortgage 1.2         14% 47          10% 10          11%
Home equity 2.6         21% 21          30% 18          22%
Auto 1.0         11% 3            15% 4            10%
Credit card 0.3         17% 19          23% 9            19%
Other consumer 0.1         8% 0            6% 1            14%
Consumer 5.2         16% 90          14% 42          16%
Total 13.4       17% 517        16% 151        20%

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Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20)  lower than expected gains related to any sale or potential sale of businesses; (21) difficulties in separating Fifth Third Processing Solutions from Fifth
Third; (22) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(23) ability to secure confidential information through the use of computer systems and telecommunications networks; and
(24) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.